UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 2, 2015

NATIONAL WESTERN LIFE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-203257	47-3339380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 East Anderson Lane Austin, Texas	78752-1602
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (512) 836-1010

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 1, 2015, National Western Life Insurance Company, a Colorado corporation (“NWLI Colorado”), completed its previously announced holding company reorganization pursuant to the Agreement and Plan of Merger, dated April 6, 2015 (the “Reorganization Agreement”), among NWLI Colorado, National Western Life Group, Inc., a Delaware corporation (“NWLI Delaware”), and NWLIC MergerCo, Inc., a Colorado corporation (“MergerCo”). The Reorganization Agreement provided for the merger of NWLI Colorado with MergerCo (the “Merger”), with NWLI Colorado surviving the Merger as a wholly owned subsidiary of NWLI Delaware, and the conversion of each share of Class A common stock, par value $1.00 per share, of NWLI Colorado (“Oldco Class A Stock”) and each share of Class B common stock, par value $1.00 per share, of NWLI Colorado (“Oldco Class B Stock”) issued and outstanding immediately prior to the effective time of the Merger, into one duly issued, fully paid and non-assessable share of Class A common stock, par value $0.01 per share, of NWLI Delaware (“Newco Class A Stock”) or Class B common stock, par value $0.01 per share, of NWLI Delaware (“Newco Class B Stock”), respectively (collectively with the other transactions contemplated by the Reorganization Agreement, the “Reorganization”). In addition, each outstanding option to acquire, or stock appreciation rights (“SARs”) relating to, shares of Oldco Class A Stock automatically converted into an option to acquire, or SARs relating to, on the same terms and conditions, an identical number of shares of Newco Class A Stock. As a result of the Reorganization, NWLI Delaware replaced NWLI Colorado as the publicly held company. The Reorganization was approved by the shareholders of NWLI Colorado at its Annual Meeting of Shareholders held on June 19, 2015.

The foregoing description of the Reorganization is not complete and is qualified in its entirety by reference to the Reorganization Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 8.01	Other Events.

As of October 2, 2015, the Newco Class A Stock is deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934 pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), NWLI Delaware is the successor issuer to NWLI Colorado. As a result, effective as of October 2, 2015, future filings with the SEC will be filed by NWLI Delaware under CIK No. 0001635984.

On October 2, 2015, NWLI Colorado issued a press release relating to the consummation of the Reorganization. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated April 6, 2015, among National Western Life Insurance Company, a Colorado corporation, National Western Life Group, Inc., a Delaware corporation, and NWLIC MergerCo., Inc. (Incorporated by reference to Annex I of the Registration Statement on Form S-4 (File No. 333-203257) filed by National Western Life Group, Inc. with the SEC on April 6, 2015).

99.1	Press Release, dated October 2, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WESTERN LIFE GROUP, INC.

Date: October 2, 2015	/S/Brian M. Pribyl
Brian M. Pribyl
Senior Vice President,
Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated October 2, 2015.